SHP ETF Trust
NEOS Enhanced Income Aggregate Bond ETF
Schedule of Investments
August 31, 2022 (Unaudited)

Investments	Number of Shares	Value
EXCHANGE TRADED FUNDS — 98.7%
iShares Core U.S. Aggregate Bond ETF	4,856	$489,048
Vanguard Total Bond Market ETF	6,562	489,525
TOTAL EXCHANGE TRADED FUNDS
(Cost $982,204)		978,573

MONEY MARKET FUND — 1.3%
First American Treasury Obligations Fund, Class X, 2.140% (a)	13,196	13,196
TOTAL MONEY MARKET FUND
(Cost $13,196)		13,196

TOTAL INVESTMENTS — 100.0%
(Cost $995,400)		991,769
OTHER LIABILITIES LESS ASSETS — (0.0)% (b)		(30)
NET ASSETS — 100.0%		$991,739

(a)	7-day net yield.
(b)	Represents less than 0.05%.
ETF	- Exchange Traded Fund

SHP ETF Trust
NEOS Enhanced Income Aggregate Bond ETF
Notes to Quarterly Schedule of Investments
August 31, 2022 (Unaudited)

Investment Valuation
The Fund discloses the fair market value of their investments in a hierarchy that distinguishes between:

• Level 1 — Quoted prices in active markets for identical assets.
• Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of August 31, 2022 for the Fund based upon the three levels defined above:

NEOS Enhanced Income Aggregate Bond ETF	Level 1	Level 2	Level 3	Total
Investments
Exchanged Traded Funds	$978,573	$-	$-	$978,573
Money Market Fund	13,196	-	-	13,196
Total Investments	$991,769	$-	$-	$991,769